UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Unum Group (the "Company") held its most recent Annual Meeting of Shareholders on May 25, 2023 (the "Annual Meeting"). Matters submitted to shareholders at the Annual Meeting and voting results were as follows:
Item 1 - Election of Directors. Shareholders elected the eleven director nominees listed below for one-year terms expiring in 2024, based upon the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Theodore H. Bunting, Jr.	158,842,218	1,043,341	183,674	15,111,620
Susan L. Cross	159,222,097	675,714	171,422	15,111,620
Susan D. DeVore	159,216,863	679,237	173,133	15,111,620
Joseph J. Echevarria	159,228,201	659,451	181,581	15,111,620
Cynthia L. Egan	157,478,438	2,418,744	172,051	15,111,620
Kevin T. Kabat	142,255,204	17,315,844	498,185	15,111,620
Timothy F. Keaney	158,367,482	1,518,976	182,775	15,111,620
Gale V. King	159,331,305	566,676	171,252	15,111,620
Gloria C. Larson	155,046,624	4,848,583	174,026	15,111,620
Richard P. McKenney	158,991,470	897,600	180,163	15,111,620
Ronald P. O'Hanley	158,728,341	1,160,611	180,281	15,111,620
Item 2 - Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, based upon the following voting results:

For	Against	Abstain	Broker Non-Votes
150,890,157	8,739,109	439,967	15,111,620
Item 3 - Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation. Shareholders voted, on an advisory basis, on the frequency of holding future advisory votes to approve executive compensation as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
150,323,671	357,351	9,137,549	250,662	15,111,620
In light of the above voting results and consistent with its recommendation to shareholders on this item, the Board of Directors has determined that the Company will continue to hold future advisory votes to approve executive compensation on an annual basis.
Item 4 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023, based upon the following voting results:

For	Against	Abstain	Broker Non-Votes
170,167,935	4,768,624	244,294	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: May 26, 2023	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary